(ICON)

The Global
Government
Plus Fund, Inc.

ANNUAL
REPORT
Dec. 31, 1995

(LOGO)

The Global Government Plus Fund, Inc.

Performance At A Glance.

1995 was a good year for global bond investors and The Global Government Plus Fund. We took advantage of changes in the strength of the U.S. dollar and falling worldwide interest rates by buying foreign bonds that produced attractive returns. The Fund finished 1995 significantly ahead of the average general world income fund tracked by Lipper Analytical Services.

Cumulative Total Returns1                       As of 12/31/95
                                  One      Five        Since
                                  Year     Years     Inception*
The Global Gov't Plus Fund        25.1%    54.3%       107.6%
Lipper Closed-End World Income    20.5     54.4        144.8
Fund Developed Nations Avg3
Lipper Gen. World Inc. Avg4       18.1     47.9        104.8

Average Annual Total Returns2                    As of 12/31/95
                                  One      Five        Since
                                  Year     Years     Inception*

The Global Gov't Plus Fund        20.2%     8.2%         8.5%

Your                                Total Dividends
Dividend                           Paid for 12 Months
As of                                     $0.69
12/31/95

Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost

The Fund operated as a closed end fund as of 12/31/95 and shares of the Fund traded on the New York Stock Exchange for all periods shown. The Fund commenced operations as an open-end fund on 1/15/96. Concurrent with open-ending, the Fund is subject to higher operating expenses which would have resulted in lower returns if applied to past performance.

*Inception date 7/31/87.

1 Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns represents the change in net asset value from the beginning of the respective period through 12/31/95 and assumes the reinvestment of dividends and distributions through the Fund's dividend reinvestment plan in effect at the time of reinvestment.

2 Source: Prudential Mutual Fund Management. Average annual total return does take into account the 4% maximum front-end sales charge currently applicable to Class A shares (formerly the Fund's closed-end shares), although it does not take into account the higher operation expenses (such as the distribution fee) to which the Fund's shares are now subject to as an open-end fund. Dividends and distributions were assumed to be reinvested in the Fund's dividend reinvestment plan in effect at the time of reinvestment.

3 Lipper average return is for the 12 funds in the Closed-End World Income Fund-Developed Nations category for one year, six funds for five years and four funds since inception, according to Lipper Analytical Services.

4 Lipper average return is for the 135 funds in the General World Income Funds category (open-end funds) for one year, 29 funds for five years and 14 funds since inception, according to Lipper Analytical Services.

How Investments Compared.
(As of 12/31/95)
(CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total return averages for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors have received higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds. Unlike bond funds, bonds, if held to maturity, offer a fixed rate of return and fixed principal value.

Global Bond Funds provide more income than global stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of global stock funds. In addition, these are foreign investments and are subject to special risks including political, social and currency risks that may affect performance.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

*14 years for Global Bond Funds.

Gabriel Irwin and Simon Wells, Fund Managers

Portfolio                                    (PICTURE)
Managers' Report                             (PICTURE)

We invest primarily in intermediate-term government bonds issued throughout the world, including the United States. The Fund seeks to maximize total return by investing primarily in domestic and foreign government securities rated in one of the four highest categories by Moody's, Standard & Poor's or other recognized rating service. The
Fund may invest up to 10% of total assets in bonds rated below investment grade with a minimum rating of "B" by S&P or in unrated securities of equivalent quality.

Strategy Session.

We follow a "top down" investment philosophy. This means that we emphasize country and currency allocations rather than a specific type of bond from a specific market. We like to invest in countries with well-managed economies and we may use currency hedges depending upon the strength and stability of the local currency

1995 was a good year for most foreign bond markets. Slow economic growth and falling short- term interest rates in Germany and the U.S. created the perfect environment for bonds to do well -- and well they have done. During 1995, non-U.S. bonds returned more than 21% and U.S.bonds more than 17%, according to the J.P. Morgan Government Bond Index.

Our emphasis on the U.S. dollar and currencies that correlate or "track" the U.S. dollar, such as Australia, Canada and New Zealand, (45% of net assets as of December 31, 1995) helped us to capitalize on owning bonds in a strong currency, this time in the U.S. dollar.

We also maintained our core holdings in Germany, Netherlands, the United Kingdom and Denmark (31% of net assets as of December 31, 1995). These countries featured well-established economies, steady (if slowing) growth and low levels of inflation. Later in the year we added bonds from Spain and Italy as well.

During 1995, we also invested in short-term, high yielding bonds from emerging market nations, such as the Czech Republic, Hungary, Poland and others. We liked these countries because they have embraced reforms to modernize their economies and offered attractive investment opportunities. Emerging markets may be subject to a greater degree of political and economic risk than other non-U.S. markets.

An Open-End Fund.

On December 6, 1995, shareholders approved the conversion of your Fund from a closed-end fund to an open-end mutual fund. On January 15, 1996, the Fund began a continuous public offering of its shares as an open-end fund. As an open-end mutual fund, it will offer three classes of shares (A, B or C), which are subject to alternative sales charges and distribution and/or service fee arrangements.

By now you should have received a statement from the Fund's transfer agent showing the conversion of your shares. If you wish to redeem your shares at current net asset value, you will be subject to a 2% fee payable to the Fund for six months following the conversion on shares purchased prior to the conversion (including shares acquired through the automatic reinvestment of dividends and distributions with respect to those shares). This fee is in place to offset the costs associated with initial redemptions on the remaining shareholders. Upon expiration of the redemption fee, shares purchased prior to the conversion may be freely exchanged for Class A shares of other Prudential mutual funds at net asset value without any additional sales charge.

What Went Well.

A Yen For Dollars.
Our best move of the year was correctly anticipating a strengthening of the U.S. dollar against most currencies. Starting in May, we began selling our Japanese bonds and used the proceeds to purchase more European bonds. We also hedged back into the U.S. dollar. We did so for two reasons. First, the dollar had already fallen to historically low levels compared to other currencies and it was unlikely that it would weaken further. Second, we believed that the yen had become overvalued and could not be sustained given low Japanese interest rates and a sluggish Japanese economy.

We were right on both counts. By early summer, the dollar had begun to strengthen compared to other currencies and the yen began to slide. This trend continued for the remainder of the year.

Strategic Sells.

We sold the last of our Swedish bonds in November after a bond rally there approached its peak. We likewise eliminated holdings in Japan in October because of consistently low yields, a weakening yen and an economy which had apparently "bottomed out." We also substantially trimmed positions in New Zealand and Australia because these bonds appeared to us to have become overvalued. These assets were shifted to European markets where we saw better opportunities.

And Not So Well.

As we stated earlier, 1995 was a very good year for most bond markets and for your Fund. Looking back, we perhaps could have further enhanced return by lengthening the duration of the Fund's portfolio more than we did during the year. Duration is a statistical measure of a fund's interest rate sensitivity. The longer a fund's duration, the more likely it is to perform well when interest rates fall, as they did in 1995.

Sector Breakdown.
The Global Government Plus Fund, Inc.
as of 12/31/95.
(PIE CHART)

Looking Ahead.

Our outlook for world bond markets is positive although there are concerns that cannot be ignored. On the positive side, the European and U.S. economies are growing slowly and inflation appears under control. For the time being, the world's leading central banks, such as the U.S. Federal Reserve and German Bundesbank, are generally lowering short-term interest rates to help deflect the possibility of recession. This is a positive environment for bonds. Japan, however, remains a concern. Japan has severe economic and fiscal problems as well as rock- bottom bond yields. Until this changes, we shall be biased towards investments in European and U.S. dollar-denominated markets -- including the United States.

President's Letter                                    February 5, 1996
(PICTURE)

Dear Shareholder:

For many investors, 1995 was a profitable year -- most stock and bond funds enjoyed healthy returns from the U.S. markets. While climbing returns can tempt even the most skittish investors to start buying again, it is important to remember that the stock and bond markets go down just as they go up. At times like these, remember the importance of working with your Financial Advisor or Registered Representative to help you find investments that are consistent with your risk tolerance and time horizon. Your Financial Advisor or Registered Representative can help you maintain realistic expectations about both the potential performance and risks associated with your investments.

Shareholder Legislative Action Program.

From time to time we've been informing you about significant legislation before Congress, such as the American Dream Savings Account, that may potentially impact mutual fund investors. We want to make it easier for you to share your views with your Congressional member. So, beginning in 1996, whenever Congress is considering legislation that would affect you, we'll send you postage-paid message cards that you simply drop in the mail if you want to let your senator or representative know how you want him or her to vote.

Fund Profiles.

Over the past year, we've worked to make your shareholder reports more interesting, informative and easy to read. This year, we'll be considering "fund profiles." Some mutual fund companies now offer one to shareholders along with a full prospectus. The purpose of a fund profile is to provide a very brief, reader-friendly summary of a fund's objective, investments, risks and expenses. Would you like to see fund profiles from us? Please call your Financial Advisor or Registered Representative to share your views.

As always, thank you for your confidence in Prudential Mutual Funds.

Sincerely,

Richard A. Redeker
President

Portfolio of Investments as of     THE GLOBAL GOVERNMENT PLUS
December 31, 1995                  FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)                Description          US$ Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS(a)--88.8%
------------------------------------------------------------
Australia--2.1%
    A$       4,700   New South Wales Treasury
                       Corporation,
                     6.50%, 5/1/06                    $  3,026,877
             6,750   Queensland Treasury
                       Corporation,
                     6.50%, 6/14/05                      4,402,360
                                                      ------------
                                                         7,429,237
------------------------------------------------------------
Canada--5.8%
    C$       5,000   British Columbia Provincial
                       Bond,
                     7.75%, 6/16/03                      3,795,265
                     Canadian Government Bonds,
            13,500   9.00%, 12/1/04                     11,147,742
             6,200   9.00%, 6/1/25                       5,294,678
                                                      ------------
                                                        20,237,685
------------------------------------------------------------
Czech Republic--0.2%
    CZK     20,000   Skoda Finance,
                     11.625%, 2/9/98                       761,037
------------------------------------------------------------
Denmark--6.8%
                     Danish Government Bonds,
    DKr     42,600   8.00%, 5/15/03                      8,178,999
            57,790   7.00%, 12/15/04                    10,353,490
            28,250   8.00%, 3/15/06                      5,368,853
                                                      ------------
                                                        23,901,342
------------------------------------------------------------
France--1.0%
   FF       17,000   National Bank of Hungary,
                     8.00%, 11/12/99                     3,382,644
------------------------------------------------------------
Germany--10.8%
    DM       5,750   DSL Finance BV,
                     7.375%, 2/15/00                     4,345,417
                     German Government Bonds,
    DM       4,140   5.375%, 2/22/99                  $  2,979,852
             5,000   5.75%, 8/22/00                      3,625,318
            21,410   6.75%, 4/22/03                     15,813,865
             5,300   7.375%, 1/3/05                      4,042,341
            10,500   6.25%, 1/4/24                       6,831,890
                                                      ------------
                                                        37,638,683
------------------------------------------------------------
Ireland--3.2%
                     Irish Government Bonds,
   IEP       4,800   9.25%, 7/11/03                      8,531,817
             1,700   8.00%, 8/18/06                      2,808,295
                                                      ------------
                                                        11,340,112
------------------------------------------------------------
Italy--4.9%
  Lira   2,500,000   Bayerische Landesanstalt Bank,
                     10.625%, 5/12/00                    1,593,394
                     Italian Government Bonds,
        18,500,000   8.50%, 8/1/99                      11,069,998
         7,500,000   10.00%, 8/1/03                      4,604,681
                                                      ------------
                                                        17,268,073
------------------------------------------------------------
Netherlands--6.7%
                     Dutch Government Bonds,
    NLG      2,200   7.50%, 6/15/99                      1,495,259
             4,900   9.00%, 7/1/00                       3,535,153
            24,000   7.00%, 6/15/05                     16,012,476
             3,600   7.50%, 1/15/23                      2,461,385
                                                      ------------
                                                        23,504,273
------------------------------------------------------------
New Zealand--0.8%
    NZ$      4,000   New Zealand Government Bond,
                     10.00%, 7/15/97                     2,685,064

-------------------------------------------------------------------------------
See Notes to Financial Statements.
3

Portfolio of Investments as of    THE GLOBAL GOVERNMENT PLUS
December 31, 1995                 FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)                Description          US$ Value (Note 1)
------------------------------------------------------------
Spain--3.5%
   Pts     480,000   Republic of Argentina,
                     12.80%, 12/9/97                  $  3,879,503
                     Spanish Government Bonds,
           600,000   10.30%, 6/15/02                     5,106,692
           450,000   8.20%, 2/28/09                      3,285,206
                                                      ------------
                                                        12,271,401
------------------------------------------------------------
United Kingdom--7.1%
   (BP)      2,000   Guaranteed Export Finance
                       Corporation,
                     7.25%, 12/15/98                     3,123,935
                     United Kingdom Treasury Bonds,
             3,000   9.00%, 3/3/00                       5,016,681
             6,060   8.00%, 9/25/09                      9,693,691
             5,250   6.25%, 11/25/10                     7,099,607
                                                      ------------
                                                        24,933,914
------------------------------------------------------------
United States--35.9%
Corporate Bonds--2.7%
    US$      1,250   Banco Nacional de Commercial
                       Exterior (Mexico),
                     7.50%, 7/1/00                       1,079,688
             2,000   Bancomer SA (Mexico),
                     8.00%, 7/7/98                       1,850,000
                     Cemex SA (Mexico),
             2,300   8.875%, 6/10/98                     2,208,000
             2,000   9.50%, 9/20/01                      1,812,500
             2,550   Financira Energetica Nacional,
                       (Colombia)
                     9.00%, 11/8/99                      2,661,562
                                                      ------------
                                                         9,611,750
                                                      ------------
Sovereign Bonds--2.9%
                     Republic of Brazil,
             1,900   6.6875%, 1/1/01, IDU, FRB           1,636,375
             3,000   6.00%, 9/15/13                      1,665,000
             2,000   Republic of Colombia,
                     8.75%, 10/6/99                      2,103,128
    US$      2,100   Republic of Ecuador,
                     6.8125%, 2/28/25, FRB            $  1,060,500
             4,650   Republic of Poland,
                     6.875%, 10/27/24, FRB               3,510,750
                                                      ------------
                                                         9,975,753
                                                      ------------
Supranational Bond--0.5%
             1,800   Corporation Andina de Fomento,
                     7.375%, 7/21/00                     1,804,500
                                                      ------------
U.S. Government Obligations--29.8%
             7,700   United States Treasury Bond,
                     7.50%, 11/15/24                     9,255,631
                     United States Treasury Notes,
             7,750   6.00%, 11/30/97                     7,863,847
             6,575   6.75%, 5/31/99                      6,867,785
            27,090   6.75%, 6/30/99                     28,325,846
             7,000   6.125%, 9/30/00                     7,210,000
            32,000   5.75%, 8/15/03                     32,384,960
            10,800   7.875%, 11/15/04                   12,501,000
                                                      ------------
                                                       104,409,069
                                                      ------------
                                                       125,801,072
                                                      ------------
                     Total long-term investments
                       (cost US$293,676,856)           311,154,537
                                                      ------------
SHORT-TERM INVESTMENTS--13.7%
------------------------------------------------------------
Australia--1.2%
    A$       5,700   Barclays Bank Time Deposit,
                     7.125%, 1/5/96                      4,241,355
------------------------------------------------------------
Czech Republic--0.5%
    CZK     45,000   Unilever, Euro Commercial
                       Paper, (b)
                     10.40%, 1/17/96                     1,676,830
------------------------------------------------------------
Italy--0.2%
  Lira   1,300,000   Mellon Bank Time Deposit,
                     10.25%, 1/5/96                        819,956

-------------------------------------------------------------------------------
4                                            See Notes to Financial Statements.

THE GLOBAL GOVERNMENT PLUS FUND, INC.
Portfolio of Investments as of December 31, 1995
------------------------------------------------------------

Principal
Amount
(000)                Description          US$ Value (Note 1)
------------------------------------------------------------
New Zealand--2.0%
    NZ$      1,700   Mellon Bank Time Deposit,
                     8.25%, 1/5/96                    $  1,110,610
             9,000   New Zealand Government Bond,
                     9.00%, 11/15/96                     5,909,627
                                                      ------------
                                                         7,020,237
------------------------------------------------------------
Spain--0.8%
   Pts     340,000   Barclays Bank Time Deposit,
                     9.0625%, 1/5/96                     2,804,062
------------------------------------------------------------
United States--9.0%
    US$     31,284   Joint Repurchase Agreement
                       Account,
                       5.85%, 1/2/96, (Note 4)          31,284,000
                                                      ------------
                     Total short-term investments
                       (cost US$47,825,655)             47,846,440
                                                      ------------
------------------------------------------------------------
Total Investments--102.5%
                     (cost $341,502,511; Note 3)       359,000,977
                     Liabilities in excess of other
                       assets--(2.5%)                   (8,662,068)
                                                      ------------
                     Net Assets--100%                 $350,338,909
                                                      ------------
                                                      ------------

---------------
Portfolio securities are classified according to the security's currency denomination.
(a) Principal amount segregated as collateral for forward currency contracts.
(b) Percentages quoted represent yields to maturity as of purchase date.
FRB--Floating Rate Bond.
IDU--Interest Due and Unpaid.
-------------------------------------------------------------------------------
See Notes to Financial Statements.
5

Statement of Assets and Liabilities       THE GLOBAL GOVERNMENT PLUS FUND, INC.
-------------------------------------------------------------------------------

Assets
                             December 31, 1995
Investments, at value (cost
$341,502,511)...............................................................
     $ 359,000,977
Foreign currency, at value (cost
$281,774)..............................................................
      283,956
Cash.........................................................................
 ...........................                  623
Interest
receivable...................................................................
 ..................            8,685,851
Forward currency contracts--amount receivable from
counterparties.......................................               91,309
Other
assets.......................................................................
 .....................              175,769

                               -----------------
   Total
assets.......................................................................
 ..................          368,238,485

                               -----------------
Liabilities
Distribution
payable......................................................................
 ..............            9,652,194
Dividend
payable......................................................................
 ..................            6,779,229
Forward currency contracts--amount payable to
counterparties............................................              799,459
Accrued expenses and other
liabilities..................................................................
            439,663
Management fee
payable......................................................................
 ............              229,031

                               -----------------
   Total
liabilities..................................................................
 ..................           17,899,576

                               -----------------
Net
Assets.......................................................................
 .......................        $ 350,338,909

                               -----------------

                               -----------------
Net assets were comprised of:
   Common stock, at
par..........................................................................
 .......        $     526,425
   Paid-in capital in excess of
par.....................................................................
   394,006,793
   Cost of 7,000,000 shares held in
treasury............................................................
(50,685,700)

                               -----------------

                                   343,847,518
   Undistributed net investment
income..................................................................
     2,754,368
   Accumulated net realized loss on
investments.........................................................
(13,047,385)
   Net unrealized appreciation on investments and foreign
currencies....................................           16,784,408

                               -----------------
Net assets, December 31,
1995...........................................................................
      $ 350,338,909

                               -----------------

                               -----------------
Net asset value per share:
   ($350,338,909 / 45,642,508 shares of common stock
outstanding).......................................                  $7.68

                               -----------------

                               -----------------

-------------------------------------------------------------------------------
6                                            See Notes to Financial Statements.

THE GLOBAL GOVERNMENT PLUS FUND, INC.
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                          December 31, 1995
Income
   Interest and discount earned (net of
      foreign
      withholding taxes of $55,663).........      $25,453,162
                                               -----------------
Expenses
   Management fee...........................        2,570,602
   Reports to shareholders..................          400,000
   Custodian's fees and expenses............          140,000
   Transfer agent's fees and expenses.......          125,000
   Directors' fees..........................           94,000
   Legal fees and expenses..................           75,000
   Audit fee and expenses...................           72,000
   Insurance expense........................           71,000
   Miscellaneous............................           64,904
                                               -----------------
      Total expenses........................        3,612,506
                                               -----------------
Net investment income.......................       21,840,656
                                               -----------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized gain (loss) on:
   Investment transactions..................       25,951,255
   Foreign currency transactions............        4,643,245
   Written options transactions.............       (2,543,236)
                                               -----------------
                                                   28,051,264
                                               -----------------
Net change in unrealized appreciation on:
   Investments..............................       22,490,162
   Foreign currencies.......................          631,249
   Written options..........................          115,131
                                               -----------------
                                                   23,236,542
                                               -----------------
Net gain on investments and foreign
   currencies...............................       51,287,806
                                               -----------------
Net Increase in Net Assets
Resulting from Operations...................      $73,128,462
                                               -----------------
                                               -----------------


THE GLOBAL GOVERNMENT PLUS FUND, INC.
Statement of Changes in Net Assets

Increase (Decrease)                   Year Ended December 31,
in Net Assets                           1995            1994
Operations:
   Net investment income..........  $ 21,840,656    $ 20,595,065
   Net realized gain (loss) on
      investment and foreign
      currency transactions.......    28,051,264     (36,867,119)
   Net change in unrealized
      appreciation (depreciation)
      on investments and foreign
      currency transactions.......    23,236,542      (7,476,303)
                                    ------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................    73,128,462     (23,748,357)
                                    ------------    ------------
Dividends and distributions:
   Dividends from net investment
      income......................   (21,840,656)    (10,301,920)
   Distribution from net realized
      capital gains...............            --      (4,634,400)
   Distribution in excess of net
      investment income...........    (9,652,194)             --
   Tax return of capital
      distribution................            --     (10,394,847)
                                    ------------    ------------
Total dividends and
   distributions..................   (31,492,850)    (25,331,167)
                                    ------------    ------------
Total increase (decrease).........    41,635,612     (49,079,524)
Net Assets
Beginning of year.................   308,703,297     357,782,821
                                    ------------    ------------
End of year.......................  $350,338,909    $308,703,297
                                    ------------    ------------
                                    ------------    ------------

-------------------------------------------------------------------------------
See Notes to Financial Statements.
7

Notes to Financial Statements             THE GLOBAL GOVERNMENT PLUS FUND, INC.
-------------------------------------------------------------------------------
The Global Government Plus Fund, Inc. (the ``Fund'') was organized in Maryland on April 20, 1987, as a closed-end, non-diversified management investment company. Investment operations commenced on July 31, 1987. On December 6, 1995, shareholders approved the conversion of the Fund to an open-end Fund. Effective January 15, 1996, the Fund began operating as an open-end Fund (Note 6).
The Fund's investment objective is to maximize total return, the components of which are current income and capital appreciation. The Fund invests primarily in
investment grade bonds, i.e., bonds rated within the four highest quality grades as determined by Moody's Investor's Service or Standard & Poor's Rating's Group, or in unrated securities of equivalent quality. In addition, the Fund is permitted to invest up to 10% of the Fund's total assets in bonds rated below investment grade with a minimum rating of B, or in unrated securities of equivalent quality. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Forward currency contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by
or
under the direction of the Board of Directors of the Fund.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequecy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the current rates of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.
Net realized gains on foreign currency transactions represent net foreign exchange gains from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, U.S. and foreign taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets (excluding investments) and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.
-------------------------------------------------------------------------------
8

Notes to Financial Statements             THE GLOBAL GOVERNMENT PLUS FUND, INC.
-------------------------------------------------------------------------------
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on
written options is presented separately as net realized gain (loss) on written option transactions.
The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an
option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. There were no outstanding options written at December 31, 1995.
Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Dividends and Distributions: Dividends are declared quarterly. Distributions of long-term capital gains, if any, will be declared annually. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $12,406,562 and increase accumulated net realized losses on investments by $12,406,562 for foreign currency gains realized or recognized during the year ended December 31, 1995. Net investment income, net realized gains and net assets were not affected by this change.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management
-------------------------------------------------------------------------------

Notes to Financial Statements             THE GLOBAL GOVERNMENT PLUS FUND, INC.
-------------------------------------------------------------------------------
of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF was computed weekly through January 12, 1996 and payable monthly at the annual rate of 0.75% of the Fund's average weekly net assets up to US $1 billion and 0.70% of average weekly net assets in excess of US $1 billion. Effective January 15, 1996, the computation is performed daily (Note 6).
PMF and PIC are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America (``Prudential'').
------------------------------------------------------------
Note 3. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments and options written, for the year ended December 31, 1995 aggregated $627,326,584 and $619,581,236, respectively.
At December 31, 1995, the Fund had outstanding forward currency contracts to sell foreign currencies, as follows:

                      Value at
 Foreign Currency  Settlement Date    Current      Appreciation
  Sale Contracts     Receivable        Value      (Depreciation)
------------------ ---------------  ------------  ---------------
British Pounds,
  expiring
  1/24/96.........  $  12,718,897   $ 12,793,075     $ (74,178)
French Francs,
  expiring
1/24/96-9/16/96...     10,084,906     10,495,075      (410,169)
German
  Deutschemarks,
  expiring
  1/24/96.........     48,727,275     48,892,076      (164,801)
Irish Punts,
  expiring
  1/24/96.........      3,905,085      3,921,605       (16,520)
Italian Lira,
  expiring
  1/5/96..........        876,349        880,360        (4,011)
Japanese Yen,
  expiring
  1/24/96.........      5,329,373      5,238,064        91,309
Netherland
  Guilders,
  expiring
  1/24/96.........     25,528,490     25,613,384       (84,894)
Swiss Francs,
  expiring
  1/24/96.........     14,473,706     14,518,592       (44,886)
                   ---------------  ------------  ---------------
                    $ 121,644,081   $122,352,231     $(708,150)
                   ---------------  ------------  ---------------
                   ---------------  ------------  ---------------

Transactions in options written for the year ended December 31, 1995 were as follows:

                                     Number
                                    of Units        Premiums
                                      (000)         Received
                                 ---------------   -----------
Options outstanding at
  December 31, 1994............        48,147      $   531,268
Options written................       100,002          607,300
Options terminated in closing
  purchase transactions........      (131,749)        (883,499)
Options exercised..............       (16,400)        (255,069)
                                 ---------------   -----------
Options outstanding at
  December 31, 1995............             0                0
                                 ---------------   -----------
                                 ---------------   -----------

The United States federal income tax basis of the Fund's investments at December 31, 1995 was $342,222,681 and, accordingly, net unrealized appreciation for United States federal income tax purposes was $16,778,296 (gross unrealized appreciation--$16,983,383; gross unrealized depreciation--$205,087).
For federal income tax purposes, the Fund had a capital loss carryforward as of December 31, 1995 of approximately $12,631,300 which will expire in 2002. Such carryforward is after utilization of approximately $7,264,530 to offset the Fund's net taxable gains recognized in the year ended December 31, 1995. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.
The Fund has elected to treat approximately $2,362,300 of net capital losses and approximately $6,843,600 of net currency losses incurred in the two month period ended December 31, 1994 as having been incurred in the current fiscal year.
------------------------------------------------------------
Note 4. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1995, the Fund had a 2.7% undivided interest in the joint account. The undivided interest for the Fund represented $31,284,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
Bear, Stearns Co., Inc., 5.80%, in the principal amount of $262,000,000, repurchase price $262,168,844, due 1/2/96. The value of the collateral including accrued interest was $267,947,172.
-------------------------------------------------------------------------------
10

Notes to Financial Statements             THE GLOBAL GOVERNMENT PLUS FUND, INC.
-------------------------------------------------------------------------------
BT Securities Corp., 5.75%, in the principal amount of $61,765,000, repurchase price $61,804,461, due 1/2/96. The value of the collateral including accrued interest was $63,059,883.
Goldman, Sachs & Co., 5.90%, in the principal amount of $365,000,000, repurchase price $365,239,278, due 1/2/96. The value of the collateral including accrued interest was $372,300,053.
Morgan Stanley & Co., Inc., 5.89%, in the principal amount of $103,000,000, repurchase price $103,067,408, due 1/2/96. The value of the collateral including accrued interest was $105,192,608.
Smith Barney, Inc., 5.83%, in the principal amount of $365,000,000, repurchase price $365,236,439, due 1/2/96. The value of the collateral including accrued interest was $372,300,416.
------------------------------------------------------------
Note 5. Capital
There are 200 million shares of $.01 par value common stock authorized. Of the 45,642,508 shares outstanding at December 31, 1995, Prudential owned 11,000 shares.
Note 6. Subsequent Event
The Board of Directors and shareholders of the Fund approved the conversion of the Fund from a closed-end fund to an open-end fund and approved specific changes to the Fund's Articles of Incorporation and investment restrictions to facilitate the conversion. Effective January 15, 1996 the Fund began operations as an open-end fund and began offering three classes of shares (Class A, B and
C
shares) through Prudential Securities Incorporated, an indirect wholly-owned subsidiary of Prudential. Accordingly, the Fund will compute its net asset value and accept orders to redeem its outstanding shares on a daily basis. However,
a
2% redemption fee, payable to the Fund, will be imposed on all redemptions of Fund shares acquired prior to the conversion during the first six months following the conversion. Also in conjunction with the conversion, Prudential Mutual Fund Services, Inc., a wholly-owned subsidiary of PMF, commenced serving as the Fund's transfer agent.
Primarily as a result of Fund share redemptions subsequent to the conversion, total net assets of the Fund declined to approximately $204,984,000 as of February 26, 1996.
-------------------------------------------------------------------------------

Notes to Financial Statements             THE GLOBAL GOVERNMENT PLUS FUND, INC.
-------------------------------------------------------------------------------
Note 7. Quarterly Data
(Unaudited)

                                                                    Net realized
and

unrealized
                                                                   gains
(losses) on           Net increase (decrease)

investments                   in net assets
   Quarterly                           Net Investment                 and
foreign                   resulting from
    period           Total                 income
currencies                     operations
     ended           income         Amount       Per share        Amount
 Per share        Amount        Per share
---------------    ----------     ------------------------
--------------------------     --------------------------
March 31, 1994     $6,244,690     $5,303,162       $0.12       $(18,489,710)
  $ (0.41)     $(13,186,548)     $ (0.29)
June 30, 1994       6,041,022      5,135,895        0.11        (10,804,079)
    (0.23)       (5,668,184)       (0.12)
Sept. 30, 1994      5,910,445      4,885,074        0.11         (6,032,968)
    (0.13)       (1,147,894)       (0.02)
Dec. 31, 1994       6,073,987      5,270,934        0.11         (9,016,665)
    (0.20)       (3,745,731)       (0.09)
March 31, 1995      5,540,900      4,672,947        0.10         (4,296,139)
    (0.09)          376,808         0.01
June 30, 1995       6,265,137      5,424,582        0.12         41,642,365
     0.91        47,066,947         1.03
Sept. 30, 1995      6,774,331      5,868,497        0.13          3,726,139
     0.08         9,594,636         0.21
Dec. 31, 1995       6,872,794      5,874,630        0.13         10,215,441
     0.23        16,090,071         0.36

                         Dividends
   Quarterly                and                   Share
    period             distributions              price
     ended         Amount        Per share     High     Low
---------------  -------------------------     ------------
March 31, 1994   $10,040,927      $  0.22       $7 1/4   $6 1/4
June 30, 1994      5,477,101         0.12        6 1/2    5 5/8
Sept. 30, 1994     5,020,675         0.11        6 1/4    5 3/4
Dec. 31, 1994      4,792,464         0.11        6        5 1/2
March 31, 1995     4,792,273        0.105        6 1/8    5 1/2
June 30, 1995      4,792,273        0.105        6 5/8    5 7/8
Sept. 30, 1995     5,476,881        0.120        7 3/8    6
Dec. 31, 1995     16,431,423        0.360        7 3/4    7 1/8

-------------------------------------------------------------------------------
12

Financial Highlights                      THE GLOBAL GOVERNMENT PLUS FUND, INC.
-------------------------------------------------------------------------------

                                                                           Year
Ended December 31,

------------------------------------------------------------
                                                           1995         1994
      1993         1992         1991
                                                         --------     --------
   --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...................    $   6.76     $   7.84
   $   7.38     $   8.28     $   8.25
                                                         --------     --------
   --------     --------     --------
Net investment income................................         .48          .45
        .55          .67          .66
Net realized and unrealized gain (loss) on
   investments and foreign currencies................        1.13         (.97)
       .74         (.70)         .09
                                                         --------     --------
   --------     --------     --------
   Total from investment operations..................        1.61         (.52)
      1.29         (.03)         .75
                                                         --------     --------
   --------     --------     --------
Dividends from net investment income.................        (.48)        (.23)
      (.23)        (.67)        (.66)
Distributions from net realized capital gains........       --            (.10)
      (.54)        (.20)       --
Distributions in excess of net investment income             (.21)       --
       --           --           --
Distributions in excess of net capital gains.........       --           --
        (.06)       --           --
Tax return of capital distributions..................       --            (.23)
     --           --            (.06)
                                                         --------     --------
   --------     --------     --------
   Total dividends and distributions.................        (.69)        (.56)
      (.83)        (.87)        (.72)
                                                         --------     --------
   --------     --------     --------
Net asset value, end of year.........................    $   7.68     $   6.76
   $   7.84     $   7.38     $   8.28
                                                         --------     --------
   --------     --------     --------
                                                         --------     --------
   --------     --------     --------
Per share market price, end of year..................    $  7.375     $  5.625
   $   7.00     $   7.00     $   7.75
                                                         --------     --------
   --------     --------     --------
                                                         --------     --------
   --------     --------     --------
TOTAL INVESTMENT RETURN(a)...........................       44.39%     (12.04)%
     11.57%        1.25%       17.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........................    $350,339     $308,703
   $357,783     $336,780     $377,911
Average net assets (000).............................    $342,741     $331,421
   $361,374     $364,037     $364,072
Ratio of expenses to average net assets..............        1.05%        1.11%
      1.07%        1.15%        1.29%
Ratio of net investment income to average net
   assets............................................        6.37%        6.21%
      6.93%        8.36%        8.30%
Portfolio turnover rate..............................         203%         526%
       441%         346%         267%

---------------
(a) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
    Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.
-------------------------------------------------------------------------------
See Notes to Financial Statements.                                           13

Report of Independent Accountants         THE GLOBAL GOVERNMENT PLUS FUND, INC.
-------------------------------------------------------------------------------
To the Board of Directors and Shareholders of The Global Government Plus Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Global Government Plus Fund, Inc. (the ``Fund'') at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 28, 1996
-------------------------------------------------------------------------------
14

Supplemental Proxy Information            THE GLOBAL GOVERNMENT PLUS FUND, INC.
-------------------------------------------------------------------------------
A Special Meeting of Shareholders of The Global Government Plus Fund, Inc. (The ``Fund'') was held on Wednesday, December 6, 1995 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1) To approve a proposal to convert the Fund to an open-end investment company.
(2)      To approve changes to investment restrictions of the Fund as follows:
         a. To increase the Fund's borrowing capabilities.
         b. To amend the Fund's restrictions regarding restricted securities.
         c. To clarify the Fund's loan policies.
(3) If Proposal No. 1 is approved, to approve a new Management Agreement between the Fund and Prudential Mutual Fund
         Management, Inc. and a new Subadvisory Agreement between Prudential
Mutual Fund Management, Inc. and The Prudential
         Investment Corporation.
(4)      If proposal No. 1 is approved, to elect seven Directors.
(5) If Proposal No. 1 is approved, to approve a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company
         Act of 1940, as amended.
(6)      If Proposal No. 1 is approved, to approve an amendment to the Fund's
Articles of Incorporation to permit the issuance
         of multiple classes of shares.
(7) To transact such other business as may properly come before the meeting or any adjournment thereof.

The results of the proxy solicitation on the above matters were as follows:

                                          Votes for             Votes Against
          Votes Withheld            Abstentions
                                          ----------            -------------
          --------------            -----------
(1)                                       30,618,539                833,457
                    --                 969,673
(2a)                                      24,071,153              7,112,842
                    --               1,236,952
(2b)                                      23,727,491              7,359,516
                    --               1,333,941
(2c)                                      24,465,991              6,681,834
                    --               1,273,124
(3)                                       30,141,036              1,075,371
                    --               1,204,541
(4)
Edward D. Beach                           29,234,021                     --
             3,186,928                      --
Harry A. Jacobs, Jr.                      29,203,609                     --
             3,217,340                      --
Donald D. Lennox                          29,282,664                     --
             3,138,285                      --
Douglas H. McCorkindale                   29,232,657                     --
             3,188,292                      --
Thomas T. Mooney                          29,314,333                     --
             3,106,616                      --
Richard A. Redeker                        29,261,311                     --
             3,159,638                      --
Louis A. Weil, III                        29,255,763                     --
             3,165,186                      --
(5)                                       28,203,555              2,860,840
                    --               1,356,553
(6)                                       30,052,174                971,192
                    --               1,397,582
(7)  There was no other business voted upon at the Special Meeting of
Shareholders.

-------------------------------------------------------------------------------
                                                                             15

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292

Toll Free (800) 225-1852
Internet Address:
http:\\www.prudential.com

Directors
Edward D. Beach
Harry A. Jacobs, Jr.
Donald D. Lennox
Douglas H. McCorkindale
Thomas T. Mooney
Richard A. Redeker
Louis A. Weil, III
Robert F Gunia.

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Susan C. Cote', Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Dechert Price & Rhoads
1500 K Street, NW
Washngton, D.C. 20005

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

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--The Global Government Plus Fund, Inc.
                         ==J.P. Morgan Global Traded Government Bond Index

The Global Government Plus Fund, Inc. and the
JP Morgan Global Traded Government Bond Index:
Comparing a $10,000 Investment.

Average Annual
Total Returns
------------------
With Sales Load
8.5% Since Inception
8.2% for 5 Years
20.2% for 1 Year
                                                  Class A
                                                  (CHART)
Without Sales Load
9.1% Since Inception
9.1% for 5 Years
25.1% for 1 Year

Past performance is no guarantee of future performance, and an investor's shares, when redeemed, may be worth more or less than their original value. The Fund operated as a closed- end fund as of 12/31/95 and shares of the Fund traded on the New York Stock Exchange for all periods shown. The Fund commenced operations as an open-end fund on 1/15/96. Concurrent with open-ending, the Fund is subject to higher operating expenses which would have resulted in lower returns if applied to past performance.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in The Global Government Plus Fund, Inc.
with a similar investment in the J.P. Morgan Global Traded Government
Bond Index (the Global Index) by portraying the initial account values at the commencement of operations of each class and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis beginning 7/31/87. For purposes of the graphs and, unless otherwise indicated, it has been assumed that (a) the current maximum sales charge (4%) was deducted from the initial $10,000 investment in Class A shares, (b) all recurring fees (including management fees) were deducted and (c) all dividends and distributions were reinvested.

The Global Index is a weighted index of the total return of government bonds from 13 countries, including Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United
Kingdom and the United States and provides a broad measure of market performance. The Global Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities that comprise the Global Bond Index may differ substantially from the securities in the Fund's portfolio. The Global
Bond Index is not the only index that may be used to characterize performance of global bond funds and other indexes may portray different comparative performance.

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Toll Free  (800) 225-1852

378907109  MF170E
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